Exhibit 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT

     Mortgage Loan Purchase Agreement, dated as of the date of the Pooling and Servicing Agreement (as defined below) (the "Agreement"), between First Union National Bank (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "FUNB Mortgage Loans") identified on the schedule (the "FUNB Mortgage Loan Schedule") annexed hereto as Exhibit A-1 and the Merrill Mortgage Loans (as defined below) as provided herein. Prior to the execution of this Agreement, the Seller purchased certain multifamily and commercial mortgage loans (the "Merrill Mortgage Loans", and collectively with the FUNB Mortgage Loan, the "Mortgage Loans") identified on the schedule (the "Merrill Mortgage Loan Schedule", and collectively with the FUNB Mortgage Loans Schedule, the "Mortgage Loan Schedule" ) annexed hereto as Exhibit A-2 pursuant to a separate mortgage loan purchase agreement (the "Merrill MLPA"), dated as of November 10, 2000, between the Seller, as purchaser, and Merrill Lynch Mortgage Capital Inc. ("MLMCI") and Merrill Lynch Mortgage Lending, Inc. ("MLMLI" and collectively with MLMCI, "Merrill"), as sellers. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-Off Date, among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), and as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Agreement to Purchase.

     (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,147,819,332, including the Schneider Subordinate Balance (the "Initial Pool Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date whether or not received. The purchase and sale of the Mortgage Loans shall


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take place on November 29, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (A) the principal amounts of the Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates set forth on Exhibit B attached hereto (collectively, the "Retained Certificates"), and (B) a cash amount equal to (i) 104.41% of the Initial Pool Balance as of the Cut-Off Date, plus (ii) interest accrued on the Initial Pool Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date in the amount of $7,438,624.45, less (iii) fees and expenses payable by the Seller and less (iv) the price of the Retained Certificates as indicated on Exhibit B attached hereto. The cash portion of the Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date and the Retained Certificates shall be delivered to the Seller or its designee on the Closing Date by book-entry form through the facilities of the Depository.

     The Purchaser will assign to the Trustee, all of its right, title and interest in and to the Mortgage Loans.

SECTION 2.  Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds, and (ii) the Merrill MLPA. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

     (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, (i) delivered to the Trustee, the documents and instruments specified below with respect to each FUNB Mortgage Loan (each a "Mortgage File") and (ii) directed Merrill to delivered to the Trustee, the Mortgage File with respect to each Merrill Mortgage Loan. All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:


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          (i)  the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) together with any intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank Minnesota, N. A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Pass-Through Certificates, Series 2000-C2 or in blank;

          (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

         (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Pass-Through Certificates, Series 2000-C2 or in blank;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Pass-Through Certificates, Series 2000-C2 or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

         (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company) to issue such title insurance policy;

        (viii) any filed copies (with evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor

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               of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statements in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, as appropriate, in form suitable for filing, as appropriate, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of First Union National Bank Commercial Mortgage Pass-Through Certificates, Series 2000-C2 or in blank;

          (ix) an original or copy of any Ground Lease or any guaranty;

           (x) any intercreditor agreement relating to permitted debt of the Mortgagor; and

          (xi) with respect to the Crowne Plaza Companion Loan, all of the above documents with respect to the Crowne Plaza Companion Loan and the Co-Lender Agreement; provided that a copy of the Mortgage Note relating to the Crowne Plaza Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

     (d) The Seller shall take all actions necessary or desirable to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement.

     (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each FUNB Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts. The Seller shall cause Merrill to deliver the Additional Mortgage Loan Documents relating to each Merrill Mortgage Loan to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

SECTION 3.  Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a national banking association organized and validly existing and in good standing under the banking laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.


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          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its


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     entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute reasonably equivalent value at least equal to the fair market value of the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes the representations and warranties contained in
Schedule I, Schedule II and Schedule III hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each FUNB Mortgage Loan.

     (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a FUNB Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a FUNB Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days of any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related FUNB Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected FUNB Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected FUNB Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the FUNB Mortgage Loan not being treated as a Qualified Mortgage, and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related FUNB Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such

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Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided; further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related FUNB Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related FUNB Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the FUNB Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the FUNB Mortgage Loan or for any immediate servicing obligations. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a FUNB Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the Officer's Certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the forgoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such FUNB Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the immediately preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase the affected FUNB Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) In connection with any permitted repurchase or substitution of one or more FUNB Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased FUNB Mortgage Loan or substituted FUNB Mortgage Loan, as applicable, and (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such FUNB Mortgage Loan possessed by it.

     (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the

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representations and warranties are being made for risk allocation purposes.
Subject to Section 7 of this Agreement and Section 8 of the Merrill MLPA, this
Section 3 and Section 3 of the Merrill MLPA provide the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to
Section 3 of this Agreement or the Merrill MLPA.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to

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the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

     (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement.

     (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, Charlotte, North Carolina on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, all of the representations and warranties of Merrill set forth in or made pursuant to Sections 3(a) and 3(b) of the Merrill MLPA and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

     (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

     (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and


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     (e) The Seller shall have paid all fees and expenses payable by it to the
Purchaser or otherwise pursuant to this Agreement as of the Closing Date.

     (f) A letter from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus and a letter from KPMG LLP regarding certain information regarding the Certificates as set forth in the Prospectus Supplement.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser and the Seller;

     (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

     (c) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the FUNB Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the FUNB Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the FUNB Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the

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statements therein related to the FUNB Mortgage Loans, in the light of the circumstances under which they were made, not misleading;

     (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

     (f) A written opinion of counsel for the Seller, reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

     (g) A Certificate of Merrill, executed by a duly authorized officer of Merrill and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: the representations and warranties of Merrill in the Merrill MLPA are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

     (h) An Officer's Certificate from an officer of Merrill, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Merrill Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Merrill Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Merrill Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the Merrill Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

     (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7.  Indemnification.

     (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates (the items in (A) and (B) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the FUNB Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates),
(II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the FUNB Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings: "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Seller" and "--The Mortgage Loan Originators", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--Certain Risk Factors Associated With the Mortgage Loans" and "DESCRIPTION OF THE MORTGAGE POOL" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on a Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the FUNB Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the Merrill Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have (the information described in clauses (I) through (III) above, collectively the "Seller Information").

     (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-30294 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated November 16, 2000, as supplemented by the prospectus supplement dated

November 16, 2000 (the "Prospectus Supplement") relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated November 16, 2000 relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class IO, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the FUNB Mortgage Loans covered by the Agreed Upon Procedures Letter dated November 2, 2000 and rendered by KPMG (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

     (c) The Purchaser shall indemnify and hold harmless the Seller, its directors, officers, employees and agents, and each person, if any, who controls the Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Material, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is based upon the Seller Information, and the Purchaser shall reimburse each such indemnified party, as incurred, or any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

     (d) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (f) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this
Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (g) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

     (h) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated together with the legal fees of counsel to S&P; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and (vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

SECTION 18. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                        SELLER

                        FIRST UNION NATIONAL BANK



                        By:
                             ----------------------------
                        Name:
                        Title:

                        Address for Notices:

                        One First Union Center
                        301 South College Street
                        Charlotte, North Carolina  28288-0600
                        Attention: Craig M. Lieberman
                        Telecopier No.: (704) 374-6435
                        Telephone  No.: (704) 383-7407


                        PURCHASER

                        FIRST UNION COMMERCIAL
                        MORTGAGE SECURITIES, INC.


                        By:
                              ---------------------------
                        Name:
                        Title:

                        Address for Notices:

                        One First Union Center
                        301 South College Street
                        Charlotte, North Carolina  28288-0600
                        Attention: Craig M. Lieberman
                        Telecopier No.: (704) 374-6435
                        Telephone  No.: (704) 383-7407

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

     1. The information pertaining to each Mortgage Loan set forth in the FUNB Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

     2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan except as set forth in the related title policy (the "Title Policy").

     4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, to the knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"):
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property, to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     10. All taxes and governmental assessments which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, taxes and assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
(b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's knowledge as of the Cut-Off Date, based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the

Mortgage Loan and to the Seller's knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable and will inure to the benefit of the Trustee as Mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy.

     13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-Off Date, to the knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan.

     14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of clauses (10), (15) and (19) of this Schedule I or in any clause of Schedule II or III, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Cut-Off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

     18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860 G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, such Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Date.

     19. One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s).

     20. Each related Mortgage and Assignment of Leases contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

     21. At the time of origination and, to the knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

     22. Each Mortgage Loan contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization.

     23. Each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest therein, is directly transferred or sold, or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

     25. Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury Obligations sufficient to pay the Mortgage Loans in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property, or (d) with respect to Mortgage Loans which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. None of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

     29. With respect to at least 95% of the FUNB Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property an adverse outcome of which would materially affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

     32. The Mortgage Rate of such Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, except with respect to any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     33. To the Seller's knowledge, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

     34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

     35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements.

     36. All escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     37. To the Seller's knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by the Seller as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

     38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards. To the extent required by applicable law, the originator of the related Mortgage Note and each subsequent holder was authorized to transact and do business in the jurisdiction where the Mortgaged Property is located while each was the holder.

     39. Except for Mortgagors under Ground Lease Loans, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

     40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or any breach of the environmental covenants in the related Mortgage Loan documents.

     41. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage.

                                   SCHEDULE II

                   Ground Lease Representations and Warranties

     1. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

     2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

     3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee, but remains uncured beyond the applicable cure period.

     4. To the knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

     5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the ground lease or ancillary agreement.

     6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

     7. A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

     8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than (x) 20 years beyond the Stated Maturity Date and (y) beyond the full amortization period of any related Mortgage Loan that is not an interest-only Mortgage Loan for its entire term.

     9. Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

     10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

     11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                  SCHEDULE III

               Health Care Facility Representations and Warranties

With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility"):

     (1) Except with respect to the Mortgage Loan as indicated in Exhibit III-A hereto, all governmental licenses, permits, regulatory agreements or other approvals or agreements necessary for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

     (2) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

     (3) As of the Cut-Off Date and to Seller's knowledge, without inquiry, (1) as of the Cut-Off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (2) no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                               EXCEPTION EXHIBITS




I-39

Loan ID #  Property Name
---------  -------------
 200361    Crowne Plaza Phoenix Downtown
 200433    Northgate Shopping Center
 200347    U-Haul Beaverton
 200348    U-HAUL HYATTSVILLE
 200349    U-Haul Center South Willow
 200350    U-Haul CT Research
 200351    U-Haul LBJ
 200352    U-Haul Hollywood
 200353    U-Haul Franklin
 200354    U-Haul LOMBARDY
 200355    U-Haul Downtown

                                   EXHIBIT A-1

                           FUNB Mortgage Loan Schedule

FUNB Mortgage Loans transferred pursuant to this Agreement are set forth on Exhibit B to the Pooling and Servicing Agreement under the column heading "Seller" and with the designation "FUNB Seller".


    (i)                                            (ii)                   (ii)
  Control
  Number     Property Name                                                Address
------------------------------------------------------------------------------------------------------------------------------------
    148     101-109 State Street                                         101-109 State Street
    15      1079-1089 Commonwealth Ave.                                  1079-1089 Commonwealth Ave.
    126     1131-1137 Commonwealth Avenue                                1131-1137 Commonwealth Avenue
    51      1144-1160 Commonwealth Ave.                                  1144-1160 Commonwealth Ave.
    140     132-144 Middlesex Road                                       132-144 Middlesex Road
    161     14 Galli Drive                                               14 Galli Drive
    118     1457 E. Florence Ave.                                        1457 E. Florence Avenue
    139     216-218 East 118th Street                                    216-218 East 118th Street
    151     224 Industrial Drive                                         224 Industrial Drive
    55      3310 West End Building                                       331 Park Drive
    71      376-384 Sunderland                                           376-384 Sunderland
    153     38-40 Highland Street                                        38-40 Highland Street
    159     49 Fanny Road Real Estate                                    49 Fanny Road
    132     53-55 Brook Street                                           53-55 Brook Street
    108     6 & 8 Amelia Drive                                           6 & 8 Amelia Drive
    109     65 South Moger Ave                                           65 South Moger Ave
    61      75,84,88,90 Gardner Street                                   75,84,88,90 Gardner Street
    158     800 Traction Avenue Apartments                               800 - 810 E. Traction Avenue
    113     Alvarado Hospital Medical Center                             6367 Alvarado Ct.
    44      Ashland-Hanover Center                                       105 North Washington Highway
    142     Baybrook Apartments                                          5001 Avenue F
     7      Belmont Shores Office Building                               1301 Shoreway Road
    65      Belvedere Apartments                                         7000 Cook Road
    145     Berkeley Apartments                                          5810 & 5830 St. Charles Rd
    103     Bookbindery Building                                         2201 West Broad Street
    160     Braddock Center                                              4800 South Centinella Avenue
    62      Bristol Plaza Shopping Center                                2002-2010 Lee Highway
    129     Cahuenga & Yucca                                             1803-1821 N. Cahuenga Blvd.
    48      Cambridge Medical Center                                     8008 Frost Street
    84      Carleton Towers and Westview House                           Kellog Steet and Pine Street
    125     Carlsbad Grand Professional Bldg.                            785 Grand Ave
    135     Cedar Village Apartments                                     6230 South 129th Street
    67      Charlton Place                                               9723 Steele Street South
    24      Chesapeake Crossing Shopping Center                          1903-1987 S. Military Highway
    50      Claridge Apartments                                          10027 Spice Lane
    110     Clovelly Apartments                                          160-170 Concord Street
    82      Coast Medical Plaza                                          3444 Kearny Villa Rd.
    22      Combined 1101-1111 Beacon Street                             1101-1111 Beacon Street
    77      Country Village Townhomes                                    4362 West Walnut Street
    18      Crowne Plaza Phoenix Downtown                                100 North First Street
    37      Desert Canyon One                                            2401 West Peoria
     5      Desert Club Apartments                                       3950 Koval Lane
    149     Duarte Shopping Center                                       1100-1114 East Huntington Drive
    32      East Pointe Centre                                           2148 Lincoln Street
    101     Emporia Commons                                              US Bypass 58 & I-95
    46      English Creek Corporate Center                               500 & 501 Scarborough Drive
    119     Executive Apartments                                         544-561 Worcester Road
    146     Fontenot's Mobile Home Park                                  1122 West Verdine Street
    43      Food Lion Center                                             4600 South Orange Blossom Trail
    143     Garden Villa Apartments                                      2701 Perez
    152     Green Oaks Place                                             2625 S. 3rd St.
    117     Grove Manor Apartments                                       255 East Grove
    144     Hamilton Company Building                                    39 Brighton Avenue
    39      Heritage Harbor Office Complex                               99 Pacific Street
    137     Heritage Office Complex                                      1873 Route 70 East
    41      Holiday Inn Santa Cruz                                       611 Ocean
    19      Holiday Inn Select                                           2200 I-70 Drive, SW
    93      Holtrust Annex                                               1320 Branchlands Drive
    66      Homewood Suites-Addison                                      4451 Beltline Road
    68      Homewood Suites-Atlanta                                      3200 Cobb Parkway
    63      Homewood Suites-Irving                                       4300 Wingren Drive
    94      Homewood Suites-Jackson                                      853 Centre Street
    104     Homewood Suites-Plano                                        4705 Old Shepard Place
    105     Homewood Suites-Salt Lake City                               844 East North Union Ave.
    106     Houston Mixed Use Buildings                                  1834 Westheimer, 2311 Dunlavy, 2325 Hazard
    23      Ingleside Shopping Center                                    5624-5668 Baltimore National Pike
    91      Jenkins Manufacturing                                        1608 Frank Akers Road
    116     John Goodman & Associates                                    8668 Spring Mountain Road
    157     Jupiter Building                                             675 West Indiantown Road
    150     King Self-Storage                                            715 7th Street
    133     King Village Apartments                                      1348 East Nocta Street
    120     Kraemer Business Park                                        3020 - 3036 East La Palma, 1061 and 1081 N. Kraemer Pl.
    131     Lake Sahara Plaza Building VI                                8681 West Sahara Avenue
    98      Lee Jackson Station                                          14005-33 Lee Jackson Memorial Highway
    128     Lincoln Plaza                                                4-34 Lincoln St. and 4-8 Hartford St.
    107     Marketplace Center                                           108 Campbell Avenue SE
    155     McLane Self Storage                                          100 S. McLane Rd
    154     Medical III                                                  4100 South Hospital Drive
    99      Midlothian Crossing Shopping Center                          8501-8535 Midlothian Tpke
    38      Milestone Village Center                                     Frederick Road and Shakespeare Boulevard
    45      Minneapolis Heart Institute Building                         920 East 28th Street
    56      Mission Courtyard                                            5030 Camino De La Siesta
    14      Montana at Silverado Ranch Apartments                        555 Silverado Ranch Boulevard
    59      Murfreesboro Medical Clinic                                  1004 N. Highland Ave.
    96      Needles Town Center                                          1004-1096 E. Broadway Street
    121     North Pointe Shopping Centre                                 3670 Mt. Read Blvd.
    85      Northgate Shopping Center                                    4300 -4600 North Broadway
    100     Nottingham Station                                           15 & 25 Hurd Lane
    54      Oak Park Place                                               700 -706 Lindero Canyon
    72      Oakmont Apartments                                           14495 SW Beef Bend Road
    89      Oakridge Common Shopping Center                              Route 123 & Smith Ridge Rd
    27      Ocean Park of Ponte Vedra                                    4235 Marsh Landing Boulevard
    123     Olde English Village Apts.                                   704-718 Chelmsford Street
    25      Orinda Square                                                2 Theatre Square
    69      Oxford Hill Apartments                                       1017-1033 Madison Avenue; 704-772 Preston Avenue
    114     Parham One Shopping Center                                   827 East Parham Road
     2      Park Plaza Mall                                              6000 West Markham Street
    33      Park Plaza Professional Building                             1213 Hermann Drive
     6      Parkridge Center 5                                           10780-10790 Parkridge Blvd.
    52      Parkway Woods                                                12801 Fair Lakes Parkway
    79      Pine Forest Apartments                                       17103 Clay Road
    147     Pineaire Apartments                                          1120 Florida Street
    90      Plaza Temecula                                               40758-40788 Winchester Road
    73      Point West Apartments                                        2925 West Normandale
     1      Polaris Towne Center                                         1171-1401 Polaris Parkway
    115     Pomona Business Park                                         310-380 SE End Avenue and 1609 & 1649 E. Mission Blvd.
    40      Potrero Business Center                                      1740, 1750, 1760 Cesar Chavez
    81      Quail Ridge Center                                           5204 Elgin Avenue
    30      Rancho de Montana Apartments                                 9105 W. Flamingo Rd.
    70      Red Oak Apartments                                           17710 Red Oak Drive
    57      Richland Gardens                                             770 Gage Boulevard
    124     River Drive Apts.                                            3-17 River Drive
    80      Steeple's Glen @ LA Tech                                     400 Louisiana Ave
    21      Summer Landing Apartments                                    1545 Kennedy Boulevard
    42      Sun Data II Building                                         2 Sun Court
    60      The Chancellor Apartments                                    311 Parramatta Lane
    75      The Courtyard Apartments                                     140-154 N. Beacon Street
    16      The Eighth and Main Building                                 705 - 707 E. Main Street
    162     The Elmhurst Apartments                                      367 Elm Street
     9      The Grove At Shrewsbury                                      Route 35
     3      The Grove at Turtle Run Apartments                           3701 Turtle Run Boulevard
    127     The Ice House                                                201 East Birch Ave
    12      The Landings Shopping Center                                 16701-16851 Torrence Avenue
    10      The Pointe at Redwood Shores                                 1201 & 1235 Radio Road
    58      The Shops at Copley Center                                   200 East Golf Road
    35      Thunderbird Paseo Apartments                                 5757 West Eugie Avenue
    31      Trop Decatur Plaza                                           4965 West Tropicana Avenue
    47      Twin Oaks I                                                  5700 Lake Wright Drive
    122     U-Haul Beaverton                                             14225 Southwest TV Highway
    112     U-Haul Center South Willow                                   515 S Willow St
    141     U-Haul CT Research                                           8710 Burnet Road
    136     U-Haul Downtown                                              1530 Lucust Street
    138     U-Haul Franklin                                              4400 Franklin Boulevard
    134     U-Haul Hollywood                                             2205 Hollywood Avenue
    78      U-Haul Hyattsville                                           2421 Chillum Rd
    111     U-Haul LBJ                                                   12215 LBJ Freeway
    95      U-Haul Lombardy                                              900 N. Lombardy
    20      University Green Apartments                                  265 North Gilbert Road
    29      Virginia Gateway Center                                      7453 and 7501 Linton Hall Road
    49      Volkswagen Office Building                                   1401 Franklin Boulevard
    156     Washington & La Brea Retail                                  1900 South La Brea Avenue
    28      Westgate Shopping Center                                     2505-2603 Jackson Avenue
    76      Westpark Plaza                                               3820 American Drive


                                                                     Cut-Off                              Original      Remaining
                                                                       Date         Monthly                Term to       Term to
                                                                       Loan           P&I                  Maturity      Maturity
  Control                                              Zip           Balance       Payments  Mortgage       or ARD        or ARD
  Number                City                State     Code             ($)         ($) (1)    Rate (%)      (Mos.)        (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
    148                Boston                MA       02109         1,000,000        7,050    8.460%         120            117
    15                 Boston                MA       02215        18,000,000      129,150    8.610%         120            118
    126                Boston                MA       02134         1,800,000       12,660    8.440%         120            117
    51                 Boston                MA       02134         7,500,000       52,750    8.440%         120            117
    140                Newton                MA       02167         1,300,000        9,143    8.440%         120            117
    161                Novato                CA       94949           548,610        4,327    8.750%         120            114
    118              Los Angeles             CA       90001         1,910,626       14,705    8.500%         120            118
    139               New York               NY       10035         1,347,483        9,898    8.000%         120            118
    151               Lexington              SC       29072           852,063        6,940    9.125%         120            117
    55                Nashville              TN       37203         6,992,192       51,510    8.030%         120            118
    71                Worcester              MA       01604         4,750,000       34,522    8.440%         120            117
    153                Lowell                MA       01851           800,000        5,627    8.440%         120            117
    159              Parsippany              NJ       07054           598,802        4,933    8.875%         120            117
    132                 Acton                MA       01720         1,500,000       10,575    8.460%         120            118
    108               Nantucket              MA       02554         2,316,073       18,751    9.060%         120            118
    109               Mt. Kisco              NY       10549         2,297,372       16,780    7.940%         120            118
    61                 Boston                MA       02134         6,000,000       42,300    8.460%         120            117
    158              Los Angeles             CA       90013           612,552        5,056    8.750%         120            115
    113               San Diego              CA       92120         2,088,497       16,294    8.630%         120            114
    44                 Ashland               VA       23005         8,500,000       66,465    8.510%         120            117
    142               Bay City               TX       77414         1,259,534        9,688    8.500%         120            119
     7                 Belmont               CA       94002        29,000,000      218,683    8.290%         120            117
    65                 Houston               TX       77072         5,692,252       43,788    8.490%         120            117
    145               Berkeley               IL       60163         1,048,689        8,440    9.000%         120            119
    103               Richmond               VA       23220         2,525,000       19,487    8.540%         120            116
    160              Los Angeles             CA       90066           593,318        4,779    9.000%         120            117
    62                 Bristol               VA       24201         5,920,000       46,996    8.850%         120            116
    129              Los Angeles             CA       90028         1,638,310       12,402    8.320%         120            118
    48                San Diego              CA       92123         8,000,000       60,101    8.250%         120            117
    84                Waterbury              CT       06710         3,892,464       31,732    9.125%         120            115
    125               Carlsbad               CA       92008         1,812,147       14,318    8.780%         120            116
    135                Seattle               WA       98178         1,422,634       11,084    8.625%         120            116
    67                 Tacoma                WA       98444         5,485,641       42,876    8.650%         120            114
    24               Chesapeake              VA       23327        12,299,012       95,167    8.550%         120            116
    50                 Houston               TX       77072         7,596,713       56,297    8.100%         120            119
    110                Nashua                NH       03064         2,200,000       15,473    8.440%         120            117
    82                San Diego              CA       92123         3,900,000       29,299    8.250%         120            117
    22                Brookline              MA       02146        13,000,000       92,950    8.580%         120            118
    77                 Garland               TX       75042         4,358,408       33,617    8.530%         120            119
    18                 Phoenix               AZ       85004        16,418,573      140,075    9.150%         120            114
    37                 Phoenix               AZ       85029        10,000,000       74,425    8.150%         120            118
     5                Las Vegas              NV       89109        32,000,000      233,245    7.930%         105            104
    149                Duarte                CA       91010           997,151        7,601    8.375%         120            114
    32               Rhinelander             WI       54501        10,616,126       83,022    8.660%         120            115
    101                Emporia               VA       23847         2,622,336       19,952    8.375%         120            118
    46           Egg Harbor Township         NJ       08234         8,428,418       64,657    8.460%         120            117
    119              Framingham              MA       01701         1,900,000       13,363    8.440%         120            117
    146                Sulphur               LA       70663         1,028,782        8,126    8.760%         120            113
    43                 Orlando               FL       32839         8,741,082       66,414    8.360%         119            117
    143               Pasadena               TX       77502         1,256,301       10,466    8.875%         120            116
    152              Ft. Pierce              FL       34982           842,946        6,640    8.750%         120            117
    117                 Reno                 NV       89502         1,922,383       14,788    8.490%         120            117
    144                Boston                MA       02134         1,247,165        9,722    8.625%         120            115
    39                Monterey               CA       93940         9,800,000       72,948    8.810%          36            29
    137         Cherry Hill Township         NJ       08003         1,396,621       10,686    8.420%         120            115
    41               Santa Cruz              CA       95060         9,493,424       77,910    8.720%         120            119
    19                Columbia               MO       65203        14,916,221      128,701    8.800%         120            115
    93             Charlottesville           VA       22901         3,095,334       24,721    8.900%         120            116
    66                 Addison               TX       75001         5,496,469       46,156    9.000%         120            119
    68                 Atlanta               GA       30339         4,996,790       41,960    9.000%         120            119
    63                 Irving                TX       75039         5,696,341       47,834    9.000%         120            119
    94                Ridgeland              MS       39157         2,998,074       25,176    9.000%         120            119
    104                 Plano                TX       75093         2,498,395       20,980    9.000%         120            119
    105                Midvale               UT       84047         2,498,395       20,980    9.000%         120            119
    106                Houston               TX       77006         2,439,076       19,454    8.875%         120            114
    23                Baltimore              MD       21228        12,546,803       94,359    8.250%         144            142
    91                Anniston               AL       36207         3,423,595       25,707    8.240%         120            119
    116               Las Vegas              NV       89117         1,948,116       15,063    8.550%         120            118
    157                Jupiter               FL       33458           693,068        5,655    9.125%         120            113
    150                Greeley               CO       80631           864,425        7,185    8.875%         120            119
    133                Ontario               CA       91764         1,449,493       11,175    8.510%         120            116
    120                Anaheim               CA       92806         1,897,114       15,117    8.875%         120            116
    131               Las Vegas              NV       89117         1,600,000       12,201    8.410%         120            120
    98                Chantilly              VA       11780         2,694,474       21,628    8.950%         120            115
    128                Newton                MA       02161         1,700,000       13,023    8.460%         120            118
    107                Roanoke               VA       24011         2,385,029       19,059    8.900%         120            115
    155                Payson                AZ       85541           727,500        5,985    8.750%         120            119
    154              Plantation              FL       33317           748,260        6,166    8.750%         120            117
    99                Richmond               VA       23236         2,693,580       20,703    8.470%         120            115
    38               Germantown              MD       20876         9,989,921       76,184    8.400%         120            118
    45               Minneapolis             MN       55407         8,500,000       63,858    8.250%         120            117
    56                San Diego              CA       92108         6,900,000       50,313    8.750%          48            41
    14                Las Vegas              NV       89123        20,478,461      154,010    8.250%         120            118
    59              Murfreesboro             TN       37130         6,500,000       48,832    8.250%         120            117
    96                 Needles               CA       92363         2,891,874       21,546    8.150%         120            118
    121                Greece                NY       14616         1,894,999       14,778    8.625%         120            114
    85                Knoxville              TN       37917         3,798,295       27,883    8.000%         120            119
    100                 Avon                 CO       81657         2,644,219       20,848    8.750%         120            115
    54            Westlake Village           CA       91377         7,317,720       56,064    8.450%         120            118
    72                 Tigard                OR       97224         4,741,060       35,685    8.250%         120            116
    89            Town of Lewisboro          NY       10590         3,590,138       27,681    8.500%         120            114
    27           Jacksonville Beach          FL       32250        11,700,000       87,898    8.250%         120            117
    123                Lowell                MA       01851         1,850,000       13,012    8.440%         120            117
    25                 Orinda                CA       94563        12,000,000       91,505    8.410%          60            59
    69             Charlottesville           VA       22903         4,992,953       38,004    8.375%         120            117
    114               Richmond               VA       23227         1,982,435       17,356    8.500%         120            114
     2               Little Rock             AR       72205        42,390,617      332,613    8.690%         120            114
    33                 Houston               TX       77004        10,600,000       79,634    8.250%         120            117
     6                 Reston                VA       20190        31,000,000      235,964    8.210%         120            118
    52                 Fairfax               VA       22030         7,500,000       57,828    8.530%         120            117
    79                 Houston               TX       77084         4,294,155       33,033    8.490%         120            117
    147                Sanford               FL       32773         1,019,603        7,753    8.375%         120            119
    90                Temecula               CA       92589         3,495,182       26,788    8.450%         120            117
    73                Ft. Worth              TX       76116         4,668,421       35,550    8.380%         120            117
     1                Columbus               OH       43240        42,889,270      321,534    8.200%         120            115
    115                Pomona                CA       91766         1,974,255       15,116    8.450%         120            119
    40              San Francisco            CA       94124         9,789,788       73,831    8.280%         120            118
    81                 Lubbock               TX       79413         4,088,945       31,671    8.550%         120            114
    30                Las Vegas              NV       89147        10,779,936       81,441    8.290%         120            116
    70                 Houston               TX       77090         4,944,756       37,083    8.220%         120            118
    57                Richland               WA       99352         6,582,769       51,452    8.650%         120            114
    124                Danvers               MA       01923         1,850,000       13,012    8.440%         120            117
    80                 Ruston                LA       71270         4,238,183       31,482    8.125%         120            119
    21                Lakeland               FL       33810        13,824,000      100,762    7.930%         120            119
    42                 Atlanta               GA       30092         9,259,145       65,730    7.000%         120            116
    60                 Houston               TX       77073         6,391,301       49,165    8.490%         120            117
    75                 Boston                MA       02135         4,500,000       31,650    8.440%         120            117
    16                Richmond               VA       23219        17,600,000      116,453    7.940%         120            116
    162               New Haven              CT       06511           513,263        3,960    8.500%         120            113
     9               Shrewsbury              NJ       07702        24,657,201      189,922    8.500%         120            116
     3              Coral Springs            FL       33067        36,200,000      268,151    8.100%         120            114
    127               Flagstaff              AZ       86001         1,761,018       14,661    8.875%         120            117
    12                 Lansing               IL       60438        21,464,492      167,454    8.640%         120            116
    10             Redwood Shores            CA       94063        22,968,037      175,548    8.420%         120            117
    58               Schaumburg              IL       60173         6,568,253       51,710    8.730%         120            114
    35                Glendale               AZ       85304        10,372,000       76,106    8.000%         120            118
    31                LasVegas               NV       89103        10,687,937       78,438    7.990%         120            118
    47                 Norfolk               VA       23502         8,080,000       62,128    8.500%         120            117
    122               Beaverton              OR       97005         1,859,562       15,463    8.820%         120            113
    112              Manchester              NH       03103         2,159,877       17,960    8.820%         120            113
    141                Austin                TX       78757         1,274,844       10,601    8.820%         120            113
    136              Kansas City             MO       64108         1,400,141       11,643    8.820%         120            113
    138                Eugene                OR       97403         1,391,191       11,568    8.820%         120            113
    134              Shreveport              LA       71108         1,424,007       11,841    8.820%         120            113
    78               Hyattsville             MD       20782         4,326,714       35,979    8.820%         120            113
    111                Garland               TX       75041         2,196,670       18,266    8.820%         120            113
    95                Richmond               VA       23220         2,958,395       24,600    8.820%         120            113
    20                  Mesa                 AZ       85203        14,428,000      105,868    8.000%         120            118
    29               Gainesville             VA       20155        11,000,000       86,243    8.540%         120            117
    49              Libertyville             IL       60048         7,650,000       58,335    8.410%         120            118
    156              Los Angeles             CA       90019           726,166        5,850    9.000%         120            117
    28                Ann Arbor              MI       48103        11,595,206       86,902    8.220%         120            119
    76                  Plano                TX       75075         4,500,000       33,807    8.250%         120            117


    (i)          (vi)          (vii)         (viii)         (viii)        (ix)         (x)        (xi)       (xii)
                             Remaining
                            Amort Term      Original      Remaining                  Master
               Maturity       for all        Amort          Amort                   Servicing
  Control        Date         balloon         Term           Term        Ground        Fee        ARD        Loan
  Number        or ARD         loans         (Mos.)         (Mos.)       Lease        Rate       Loans    Originator
-----------------------------------------------------------------------------------------------------------------------
    148        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    15         09/01/10                        NA             NA           NA        0.0500%       N         FUNB
    126        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    51         08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    140        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    161        05/01/10                       360            354           NA        0.0500%       N         FUNB
    118        09/01/10                       360            358           NA        0.0500%       N         FUNB
    139        09/01/10                       360            358           NA        0.0500%       N         FUNB
    151        08/01/10                       360            357           NA        0.0500%       N         FUNB
    55         09/01/10                       360            358           NA        0.0500%       N         FUNB
    71         08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    153        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    159        08/01/10                       312            309           NA        0.0500%       N         FUNB
    132        09/01/10                        NA             NA           NA        0.0500%       N         FUNB
    108        09/01/10                       360            358           NA        0.0500%       N         FUNB
    109        09/01/10                       360            358           NA        0.0500%       N         FUNB
    61         08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    158        06/01/10                       300            295           NA        0.0500%       N         FUNB
    113        05/01/10                       360            354           NA        0.0500%       N         FUNB
    44         08/01/10                       336            336           NA        0.0500%       N         FUNB
    142        10/01/10                       360            359           NA        0.0500%       N         FUNB
     7         08/01/10                       360            360           NA        0.0500%       N         FUNB
    65         08/01/10                       360            357           NA        0.0500%       N         FUNB
    145        10/01/10                       360            359           NA        0.0650%       N         FUNB
    103        07/01/10                       360            360           NA        0.0500%       N         FUNB
    160        08/01/10                       360            357           NA        0.0500%       N         FUNB
    62         07/01/10                       360            360           NA        0.0500%       N         FUNB
    129        09/01/10                       360            358           NA        0.0500%       Y         FUNB
    48         08/01/10                       360            360           NA        0.0500%       N         FUNB
    84         06/01/10                       360            355           NA        0.0500%       N         FUNB
    125        07/01/10                       360            356           NA        0.0500%       N         FUNB
    135        07/01/10                       360            356           NA        0.0500%       N         FUNB
    67         05/01/10                       360            354           NA        0.0850%       N         FUNB
    24         07/01/10                       360            356           NA        0.0500%       N         FUNB
    50         10/01/10                       360            359           NA        0.0500%       N         FUNB
    110        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    82         08/01/10                       360            360           NA        0.0500%       N         FUNB
    22         09/01/10                        NA             NA           NA        0.0500%       N         FUNB
    77         10/01/10                       360            359           NA        0.1050%       N         FUNB
    18         05/01/10                       300            294          Yes        0.0500%       N         FUNB
    37         09/01/10                       360            360           NA        0.0500%       N         FUNB
     5         07/01/09                       360            360           NA        0.0500%       N         FUNB
    149        05/01/10                       360            354           NA        0.0500%       N         FUNB
    32         06/01/10                       360            355           NA        0.0500%       N         FUNB
    101        09/01/10                       360            358           NA        0.0500%       N         FUNB
    46         08/01/10                       360            357           NA        0.0500%       N         FUNB
    119        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    146        04/01/10                       360            353           NA        0.0500%       N         FUNB
    43         08/01/10                       360            358           NA        0.0500%       N         FUNB
    143        07/01/10                       300            296           NA        0.0500%       N         FUNB
    152        08/01/10                       360            357           NA        0.0500%       N         FUNB
    117        08/01/10                       360            357           NA        0.0500%       N         FUNB
    144        06/01/10                       360            355           NA        0.0500%       N         FUNB
    39         04/01/03                        NA             NA           NA        0.0500%       N         FUNB
    137        06/01/10                       360            355           NA        0.0500%       N         FUNB
    41         10/01/10                       300            299           NA        0.0500%       N         FUNB
    19         06/01/10                       264            259           NA        0.0500%       N         FUNB
    93         07/01/10                       360            356           NA        0.0500%       N         FUNB
    66         10/01/10                       300            299           NA        0.0650%       N         FUNB
    68         10/01/10                       300            299           NA        0.0500%       N         FUNB
    63         10/01/10                       300            299           NA        0.0500%       N         FUNB
    94         10/01/10                       300            299           NA        0.0500%       N         FUNB
    104        10/01/10                       300            299           NA        0.0500%       N         FUNB
    105        10/01/10                       300            299           NA        0.0500%       N         FUNB
    106        05/01/10                       360            354           NA        0.0500%       N         FUNB
    23         09/01/12                       360            358           NA        0.0500%       N         FUNB
    91         10/01/10                       360            359           NA        0.0500%       N         FUNB
    116        09/01/10                       360            358           NA        0.0500%       N         FUNB
    157        04/01/10                       360            353           NA        0.0500%       N         FUNB
    150        10/01/10                       300            299           NA        0.0500%       N         FUNB
    133        07/01/10                       360            356           NA        0.0500%       N         FUNB
    120        07/01/10                       360            356           NA        0.0500%       N         FUNB
    131        11/01/10                       360            360           NA        0.0500%       N         FUNB
    98         06/01/10                       360            355           NA        0.0500%       N         FUNB
    128        09/01/10                        NA             NA           NA        0.0500%       N         FUNB
    107        06/01/10                       360            355           NA        0.0500%       N         FUNB
    155        10/01/10                       300            299           NA        0.0500%       N         FUNB
    154        08/01/10                       300            297           NA        0.0500%       N         FUNB
    99         06/01/10                       360            355           NA        0.0500%       N         FUNB
    38         09/01/10                       360            358           NA        0.0500%       N         FUNB
    45         08/01/10                       360            360           NA        0.0500%       N         FUNB
    56         04/01/04                        NA             NA           NA        0.0500%       Y         FUNB
    14         09/01/10                       360            358           NA        0.0500%       N         FUNB
    59         08/01/10                       360            360           NA        0.0500%       N         FUNB
    96         09/01/10                       360            358           NA        0.0500%       Y         FUNB
    121        05/01/10                       360            354           NA        0.0500%       N         FUNB
    85         10/01/10                       360            359          Yes        0.0500%       N         FUNB
    100        06/01/10                       360            355           NA        0.0500%       N         FUNB
    54         09/01/10                       360            358           NA        0.0500%       Y         FUNB
    72         07/01/10                       360            356           NA        0.0500%       N         FUNB
    89         05/01/10                       360            354           NA        0.0500%       N         FUNB
    27         08/01/10                       360            360           NA        0.0500%       N         FUNB
    123        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    25         10/01/05                       360            360           NA        0.0500%       N         FUNB
    69         08/01/10                       360            357           NA        0.0500%       N         FUNB
    114        05/01/10                       240            234           NA        0.0500%       N         FUNB
     2         05/01/10                       358            352           NA        0.0500%       Y         FUNB
    33         08/01/10                       360            360           NA        0.0500%       N         FUNB
     6         09/01/10                       336            336           NA        0.0500%       N         FUNB
    52         08/01/10                       360            360           NA        0.0500%       N         FUNB
    79         08/01/10                       360            357           NA        0.0500%       N         FUNB
    147        10/01/10                       360            359           NA        0.0500%       N         FUNB
    90         08/01/10                       360            357           NA        0.0500%       Y         FUNB
    73         08/01/10                       360            357           NA        0.0500%       N         FUNB
     1         06/01/10                       360            355           NA        0.0500%       Y         FUNB
    115        10/01/10                       360            359           NA        0.0500%       N         FUNB
    40         09/01/10                       360            358           NA        0.0500%       N         FUNB
    81         05/01/10                       360            354           NA        0.0500%       N         FUNB
    30         07/01/10                       360            356           NA        0.0500%       N         FUNB
    70         09/01/10                       360            358           NA        0.0500%       N         FUNB
    57         05/01/10                       360            354           NA        0.0500%       N         FUNB
    124        08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    80         10/01/10                       360            359           NA        0.0500%       N         FUNB
    21         10/01/10                       360            360           NA        0.0500%       N         FUNB
    42         07/01/10                       300            296           NA        0.0500%       N         FUNB
    60         08/01/10                       360            357           NA        0.0500%       N         FUNB
    75         08/01/10                        NA             NA           NA        0.0500%       N         FUNB
    16         07/01/10                        NA             NA           NA        0.0500%       N         FUNB
    162        04/01/10                       360            353           NA        0.0500%       N         FUNB
     9         07/01/10                       360            356           NA        0.0500%       N         FUNB
     3         05/01/10                       360            360           NA        0.0500%       N         FUNB
    127        08/01/10                       300            297           NA        0.0500%       N         FUNB
    12         07/01/10                       360            356           NA        0.0500%       N         FUNB
    10         08/01/10                       360            357           NA        0.0500%       N         FUNB
    58         05/01/10                       360            354           NA        0.0500%       N         FUNB
    35         09/01/10                       360            360           NA        0.0500%       N         FUNB
    31         09/01/10                       360            358           NA        0.0500%       N         FUNB
    47         08/01/10                       360            360           NA        0.0500%       N         FUNB
    122        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    112        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    141        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    136        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    138        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    134        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    78         04/01/10                       300            293          Yes        0.0500%       N         FUNB
    111        04/01/10                       300            293          Yes        0.0500%       N         FUNB
    95         04/01/10                       300            293          Yes        0.0500%       N         FUNB
    20         09/01/10                       360            360           NA        0.0500%       N         FUNB
    29         08/01/10                       336            336           NA        0.0500%       N         FUNB
    49         09/01/10                       360            360           NA        0.0500%       N         FUNB
    156        08/01/10                       360            357           NA        0.0500%       N         FUNB
    28         10/01/10                       360            359           NA        0.0500%       N         FUNB
    76         08/01/10                       360            360           NA        0.0500%       N         FUNB



    (i)           (xiii)             (xiv)          (xv)          (xvi)          (xvii)          (xvii)
              Collateralized         Is the
                 and Cross           loan a        Letter        Interest
  Control        Defaulted         defeasance        of          Reserve                        Reserve
  Number         Loan Flag           loan?         Credit          Loan          Lockbox         Funds
-------------------------------------------------------------------------------------------------------------
    148             NA                 Yes          NA            Yes                            0.00
    15              NA                 Yes          NA            Yes                            0.00
    126             NA                 Yes          NA            Yes                            0.00
    51              NA                 Yes          NA            Yes                            0.00
    140             NA                 Yes          NA            Yes                            0.00
    161             NA                 Yes          NA            Yes                         19,756.06
    118             NA                 Yes          NA            Yes                            0.00
    139             NA                 Yes          NA            Yes                         20,151.42
    151             NA                 No           NA            Yes                          2,454.74
    55              NA                 Yes          NA            Yes                         182,471.11
    71              NA                 Yes          NA            Yes                            0.00
    153             NA                 Yes          NA            Yes                            0.00
    159             NA                 No           NA            Yes                          6,235.33
    132             NA                 Yes          NA            Yes                            0.00
    108             NA                 Yes          NA            Yes                         11,654.99
    109             NA                 Yes          NA            Yes                         40,179.73
    61              NA                 Yes          NA            Yes                            0.00
    158             NA                 Yes          NA            Yes                         16,600.80
    113             NA                 Yes          NA            Yes                            0.00
    44              NA                 Yes          NA            Yes                         516,701.75
    142             NA                 Yes          NA            Yes                         32,294.45
     7              NA                 Yes          NA            Yes                         144,271.61
    65              NA                 No           NA            Yes                         362,368.51
    145             NA                 Yes          NA            Yes                         43,183.48
    103             NA                 Yes          NA            Yes                         39,979.10
    160             NA                 Yes          NA            Yes                          9,114.36
    62              NA                 Yes          NA            Yes                         26,676.86
    129             NA                 Yes          NA            Yes             Yes         44,214.49
    48             HCPI                Yes          NA            Yes                            0.00
    84              NA                 Yes          NA            Yes                         68,022.13
    125             NA                 Yes          NA            Yes                          1,911.40
    135             NA                 Yes          NA            Yes                         14,579.89
    67              NA                 Yes          NA            Yes                         60,652.45
    24              NA                 Yes          NA            Yes                         419,894.00
    50              NA                 No           NA            Yes                         189,402.03
    110             NA                 Yes          NA            Yes                            0.00
    82             HCPI                Yes          NA            Yes                         20,000.00
    22              NA                 Yes          NA            Yes                            0.00
    77              NA                 Yes          NA            Yes                            0.00
    18              NA                 Yes          NA            Yes                        1,262,353.06
    37              NA                 Yes          NA            Yes                        1,638,949.84
     5              NA                 Yes          NA            Yes             Yes         733,300.73
    149             NA                 Yes          NA            Yes                         11,723.05
    32              NA                 Yes          NA            Yes                            0.00
    101             NA                 Yes          NA            Yes                         13,082.53
    46              NA                 Yes          NA            Yes                         70,869.70
    119             NA                 Yes          NA            Yes                            0.00
    146             NA                 Yes          NA            Yes                          8,927.64
    43              NA                 Yes          NA            Yes                         24,855.80
    143             NA                 Yes          NA            Yes                         35,579.06
    152             NA                 Yes          NA            Yes                         23,920.10
    117             NA                 Yes          NA            Yes                         21,772.47
    144             NA                 Yes          NA            Yes                         22,348.75
    39              NA                 No           NA             No             Yes         82,893.64
    137             NA                 Yes          NA            Yes                         62,056.14
    41              NA                 Yes          NA            Yes                         124,672.84
    19              NA                 Yes          NA            Yes                         378,606.46
    93              NA                 Yes          NA            Yes                         13,658.09
    66           Homewood              Yes          NA            Yes                            0.00
    68           Homewood              Yes          NA            Yes                            0.00
    63           Homewood              Yes          NA            Yes                            0.00
    94           Homewood              Yes          NA            Yes                            0.00
    104          Homewood              Yes          NA            Yes                            0.00
    105          Homewood              Yes          NA            Yes                            0.00
    106             NA                 Yes          NA            Yes                         51,816.18
    23              NA                 Yes          NA            Yes                         47,126.55
    91              NA                 Yes          NA            Yes                            0.00
    116             NA                 Yes          NA            Yes                         61,761.41
    157             NA                 Yes          NA            Yes                         54,542.53
    150             NA                 Yes          NA            Yes                         11,533.10
    133             NA                 Yes          NA            Yes                          7,256.53
    120             NA                 Yes          NA            Yes                         43,776.79
    131             NA                 Yes          NA            Yes                          2,588.15
    98              NA                 Yes          NA            Yes                         14,605.37
    128             NA                 Yes          NA            Yes                            0.00
    107             NA                 Yes          NA            Yes                         20,832.58
    155             NA                 Yes          NA            Yes                          8,751.32
    154             NA                 Yes          NA            Yes                         201,924.16
    99              NA                 Yes          NA            Yes             Yes         62,658.58
    38              NA                 Yes          NA            Yes                            0.00
    45             HCPI                Yes          NA            Yes                            0.00
    56              NA                 No           NA            Yes                         475,320.51
    14              NA                 Yes          NA            Yes                            0.00
    59             HCPI                Yes          NA            Yes                            0.00
    96              NA                 Yes          NA            Yes             Yes            0.00
    121             NA                 Yes          NA            Yes                         17,679.76
    85              NA                 Yes          NA            Yes                         120,384.09
    100             NA                 Yes          NA            Yes                         48,921.15
    54              NA                 Yes          NA            Yes                         15,058.22
    72              NA                 Yes          NA            Yes                          7,751.99
    89              NA                 Yes          NA            Yes                         137,448.16
    27              NA                 Yes          NA            Yes                         201,810.81
    123             NA                 Yes          NA            Yes                            0.00
    25              NA                 No           NA            Yes                         367,170.59
    69              NA                 Yes          NA            Yes                         44,469.25
    114             NA                 Yes          NA            Yes                          3,207.95
     2              NA                 Yes          NA            Yes             Yes         704,975.37
    33             HCPI                Yes          NA            Yes                         18,000.00
     6              NA                 Yes          NA            Yes                         678,449.80
    52              NA                 Yes          NA            Yes                         93,364.39
    79              NA                 No           NA            Yes                         267,051.96
    147             NA                 Yes          NA            Yes                           951.43
    90              NA                 Yes          NA            Yes                         34,473.78
    73              NA                 No           NA            Yes                         168,660.85
     1              NA                 Yes          NA            Yes             Yes         340,972.86
    115             NA                 Yes          NA            Yes                         42,497.07
    40              NA                 Yes          NA            Yes             Yes         75,155.47
    81              NA                 Yes          NA            Yes                         51,878.74
    30              NA                 Yes          NA            Yes                         39,504.97
    70              NA                 No           NA            Yes                         213,201.15
    57              NA                 Yes          NA            Yes                         34,295.03
    124             NA                 Yes          NA            Yes                            0.00
    80              NA                 Yes          NA            Yes                         -1,143.41
    21              NA                 Yes          NA            Yes                         186,534.13
    42              NA                 Yes          NA            Yes                         114,317.40
    60              NA                 No           NA            Yes                         306,159.42
    75              NA                 Yes          NA            Yes                            0.00
    16              NA                 Yes          NA            Yes                            0.00
    162             NA                 Yes          NA            Yes                         18,970.57
     9              NA                 Yes          NA            Yes                         320,962.62
     3              NA                 Yes          NA            Yes                         168,638.02
    127             NA                 Yes          NA            Yes                         285,128.48
    12              NA                 Yes          NA            Yes             Yes         608,499.23
    10              NA                 Yes          NA            Yes                        4,041,700.04
    58              NA                 Yes          NA            Yes                         124,468.66
    35              NA                 Yes          NA            Yes             Yes         75,203.75
    31              NA                 Yes          NA            Yes                        1,886,958.27
    47              NA                 Yes          NA            Yes                         34,409.78
    122        U-Haul Pool I           Yes          NA            Yes                            0.00
    112        U-Haul Pool I           Yes          NA            Yes                            0.00
    141        U-Haul Pool I           Yes          NA            Yes                            0.00
    136       U-Haul Pool II           Yes          NA            Yes                            0.00
    138       U-Haul Pool II           Yes          NA            Yes                            0.00
    134       U-Haul Pool II           Yes          NA            Yes                            0.00
    78         U-Haul Pool I           Yes          NA            Yes                            0.00
    111       U-Haul Pool II           Yes          NA            Yes                            0.00
    95        U-Haul Pool II           Yes          NA            Yes                            0.00
    20              NA                 Yes          NA            Yes             Yes         87,646.51
    29              NA                 Yes          NA            Yes                         84,842.36
    49              NA                 Yes          NA            Yes                            0.00
    156             NA                 Yes          NA            Yes                         11,898.42
    28              NA                 Yes          NA            Yes                         531,124.86
    76             HCPI                Yes          NA            Yes                            0.00


                                   EXHIBIT A-2

                         Merrill Mortgage Loan Schedule

Merrill Mortgage Loans transferred pursuant to this Agreement are set forth on Exhibit B to the Pooling and Servicing Agreement under the column heading "Seller" and with the designation "Merrill Seller".

                                                             EXHIBIT A-2

    (i)                     (ii)                              (ii)                      (ii)            (ii)      (ii)




  Control                                                                                                          Zip
  Number    Property Name                         Address                               City            State     Code
--------------------------------------------------------------------------------------------------------------------------
    92      1087-1152 Holt Avenue                 1087-1151 E. Holt Avenue             Pomona            CA       91767
    87      215 Worchester                        205-215 Worchester Road            Framingham          MA       01701
    88      Corporate Square                      7402 North 56th Street                Tampa            FL       33617
     8      FelCor- Embassy Suites- Orlando       8978 International Drive             Orlando           FL       32819
    13      FelCor- Embassy Suites- Piscataway    121 Centennial Avenue              Piscataway          NJ       08854
    53      Four Corners Shopping Center          14099 FM 2920 Road                   Tomball           TX       77375
    86      GND-31200 Solon Road                  31200 & 31250 Solon Road              Solon            OH       44139
    34      Hartford Square North                 10 Columbus Blvd                    Hartford           CT       06106
    26      LW-Charter Oak Mall                   940 Silver Lane                   East Hartford        CT       06118
    130     Merrill Lynch Building                4201 Bridgeview Drive               Ft. Worth          TX       76109
    17      North Andover Mills                   One High Street                   North Andover        MA       01845
    74      Northwest Medical Arts Building       5901 Colonial Drive                  Margate           FL       33063
    102     Norwest Bank Building                 7375 West 52nd Avenue                Arvada            CO       80002
    97      Regency Medical Park I                1340 Medical Park Drive             Melbourne          FL       32901
     4      Schneider Automation Facility         One High Street                   North Andover        MA       01845
    36      The Capital Shopping Center           114 Western Avenue                   Augusta           ME       04330
    11      Thomson Consumer Electronics Office   10330 North Meridian Street       Indianapolis         IN       46290
    83      Vintage Faire North                   3600 Sisk Road                       Modesto           CA       95350
    64      Westbluff Plaza                       6990-6998 El Camino Real            Carlsbad           CA       92009


    (i)          (iii)          (iv)          (v)          (vi)           (vi)           (vi)          (vii)         (viii)
                                                                                                     Remaining
                Cut-Off                                  Original      Remaining                       Amort
                 Date          Monthly                    Term to       Term to                         Term        Original
                 Loan            P&I                     Maturity       Maturity       Maturity       for all        Amort
  Control       Balance       Payments      Mortgage      or ARD         or ARD        Date or        balloon         Term
  Number          ($)          ($) (1)      Rate (%)      (Mos.)         (Mos.)          ARD           loans         (Mos.)
--------------------------------------------------------------------------------------------------------------------------------
    92            3,296,766        25,374    8.500%         120           118          09/01/10                       360
    87            3,596,472        27,681    8.500%         120           118          09/01/10                       360
    88            3,593,592        27,477    8.420%         120           116          07/01/10                       360
     8           25,459,300       207,988    8.615%         120           114          05/05/10                       300
    13           20,627,775       168,517    8.615%         120           114          05/05/10                       300
    53            7,354,824        56,907    8.380%         120           110          01/01/10                       360
    86            3,648,651        28,065    8.500%         120           119          10/01/10                       360
    34           10,490,000        81,481    8.600%         120           118          09/01/10                       360
    26           11,995,435        91,675    8.430%         60             59          10/01/05                       360
    130           1,627,791        12,533    8.500%         120           117          08/01/10                       360
    17           16,472,465       128,159    8.610%         60             56          07/01/05                       360
    74            4,541,847        34,664    8.400%         120           116          07/01/10                       360
    102           2,526,978        19,911    8.750%         120           116          07/01/10                       360
    97            2,696,177        20,493    8.360%         120           117          08/01/10                       360
     4           33,930,352       262,351    8.410%         120           116          07/01/10                       360
    36           10,022,779        77,412    8.530%         120           116          07/01/10                       360
    11           22,654,253       175,419    8.540%         144           137          04/01/12                       360
    83            3,898,483        29,643    8.375%         120           119          10/01/10                       360
    64            5,693,761        42,223    8.100%         120           118          09/01/10                       360


   (i)        (viii)      (ix)       (x)      (xi)      (xii)      (xiii)       (xiv)       (xv)    (xvi)     (xvii)      (xvii)
                                                                  Collater-
            Remaining                                              alized       Is the
              Amort                 Master                        and Cross     loan a     Letter  Interest
 Control       Term      Ground   Servicing    ARD      Loan      Defaulted   defeasance     of    Reserve               Reserve
  Number      (Mos.)      Lease    Fee Rate   Loans  Originator   Loan Flag     loan?      Credit    Loan    Lockbox       Funds
------------------------------------------------------------------------------------------------------------------------------------
    92         358         NA      0.0500%      N        ML          NA          Yes         NA      Yes       Yes       109,349.29
    87         358         NA      0.0500%      N        ML          NA          Yes         NA      Yes       Yes         3,304.15
    88         356         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 303,051.80
    8          294         Yes     0.0550%      N        ML          NA          Yes         NA      Yes                 288,456.00
    13         294         Yes     0.0550%      N        ML          NA          Yes         NA      Yes                 336,828.00
    53         350         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 182,809.17
    86         359         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 100,991.95
    34         358         NA      0.0500%      N        ML          NA          No          NA      Yes               1,601,886.20
    26         359         NA      0.0500%      Y        ML          NA          No          NA      Yes       Yes       359,615.91
   130         357         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 104,178.15
    17         356         NA      0.0500%      N        ML          NA          Yes         NA      Yes               1,090,214.36
    74         356         NA      0.0500%      N        ML          NA          No          NA      Yes                  86,338.51
   102         356         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 158,467.87
    97         357         NA      0.0500%      N        ML          NA          No          NA      Yes                  51,601.80
    4          356         NA      0.0500%      Y        ML          NA          Yes         NA      Yes       Yes             0.00
    36         356         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 126,558.87
    11         353         NA      0.0500%      Y        ML          NA          Yes         NA      Yes       Yes             0.00
    83         359         NA      0.0500%      N        ML          NA          Yes         NA      Yes                  65,076.71
    64         358         NA      0.0500%      N        ML          NA          Yes         NA      Yes                 175,020.20


                                    EXHIBIT B

Mortgage Loan Purchase Agreement, dated as of November 1, 2000.

CERTIFICATES:

First Union - Commercial Mortgage Trust Commercial Mortgage Pass-Through
              Certificates, FUNB Series 2000-C2

--------------------------------------------------------------------------------

                                      Aggregate
                                     Certificate
                                      Principal
               Initial Aggregate  Balance of Class
                  Certificate      to be Retained
     Class     Principal Balance   by First Union
  Designation      of Class         National Bank        Purchase Price(1)
--------------------------------------------------------------------------------
      H          $38,570,000         $32,018,000             76.7179%
--------------------------------------------------------------------------------
      J          $ 8,571,000         $ 8,571,000             71.6264%
--------------------------------------------------------------------------------
      K          $ 8,572,000         $ 8,572,000             66.0550%
--------------------------------------------------------------------------------
      L          $15,713,000         $15,713,000             59.4328%
--------------------------------------------------------------------------------
      M          $  5,714000         $ 5,714,000             56.1318%
--------------------------------------------------------------------------------
      N          $ 5,714,000         $ 5,714,000             51.1802%
--------------------------------------------------------------------------------
      O          $20,000,332         $20,000,332             27.6381%
--------------------------------------------------------------------------------

-----------

(1) Expressed as a percentage of the aggregate Certificate Principal Balance of the relevant class of Certificates to be retained. There shall be added to the price for each class of the Certificates accrued interest at the initial Pass-Through Rate therefor on the aggregate stated amount thereof to be retained from the Cut-Off Date to but not including the Closing Date.